MASSMUTUAL SELECT FUNDS

Supplement dated May 1, 2008 to the

Prospectus dated April 1, 2008

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information pertains to the Small Cap Core Equity Fund:

Effective April 30, 2008 (the “Termination Date”), the Small Cap Core Equity Fund was dissolved pursuant to a Plan of Liquidation and Termination approved by the Board of Trustees of the Fund. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-08-01